UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         January 24, 2007
                                                     ---------------------------

                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


               Delaware                1-12001                   25-1792394
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    (State or other jurisdiction     (Commission               (IRS Employer
        of incorporation)            File Number)            Identification No.)

   1000 Six PPG Place, Pittsburgh, Pennsylvania                      15222-5479
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      (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code         (412) 394-2800
                                                     ---------------------------

                                       N/A
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         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

            On January 24, 2007, Allegheny Technologies Incorporated issued a press release with respect to its fourth quarter 2006 and full-year 2006 financial results. A copy of this press release is attached as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 of this Form 8-K.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In accordance with the Company's Annual Incentive Plan for 2006, a cash payment to each of the executive officers named below was authorized as a result of a number of key financial and other targets established under the Plan having been substantially exceeded. In addition, in light of the 2006 performance of those executive officers, which included their respective contributions to the Company substantially outperforming the pre-set business plan goals for income before taxes and cash flow in 2006, as well as their respective roles in the implementation of operating and strategic measures deemed critical to future growth of the Company, additional discretionary cash payments to those officers in the following amounts were authorized:

 L. Patrick Hassey, Chairman, President and Chief Executive Officer $1,337,584 Richard J. Harshman, Executive Vice President and Chief
     Financial Officer                                                  $130,912
 Douglas A. Kittenbrink, Executive Vice President, ATI Business
     Systems and Group President, Engineered Products Segment           $130,912
 Jack W. Shilling, Executive Vice President, Corporate Development
     and Chief Technical Officer                                        $130,912
 Jon D. Walton, Executive Vice President, Human Resources, Chief Legal
     and Compliance Officer, General Counsel, and Corporate Secretary   $130,912

Other payments under the Annual Incentive Plan for 2006 were also approved, including discretionary bonus payments for certain other participants in the Plan.


Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

         Exhibit 99.1 Press release dated January 24, 2007.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ALLEGHENY TECHNOLOGIES INCORPORATED


                                   By: /s/ Jon D. Walton
                                       -----------------------------------------
                                       Jon D. Walton
                                       Executive Vice President, Human
                                       Resources, Chief Legal and Compliance
                                       Officer

Dated:  January 24, 2007

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.        Description
-----------        -------------------------------------------------------------

Exhibit 99.1       Press release dated January 24, 2007.